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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 17, 2004
                                                        ------------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        1-15781                04-3510455
      --------                        ---------              ----------
(State or other jurisdiction of      (Commission            (IRS Employer
    incorporation)                   File Number)          Identification No.)

      24 North Street, Pittsfield, Massachusetts          01201
      ------------------------------------------          -----
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

      On September 17, 2004, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it expected to issue its third quarter earnings release on October 27, 2004. The Company will conduct a conference call at 10:00 a.m. eastern time on October 28, 2004 to discuss the results for the quarter ended September 30, 2004. Instructions on how to access the call and an investor presentation that will supplement the call were contained in the press release. A copy of the Company's press release dated September 17, 2004 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated September 17, 2004




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BERKSHIRE HILLS BANCORP, INC.


Dated: September 20, 2004                By: /s/ Wayne F. Patenaude
                                             -----------------------------------
                                             Wayne F. Patenaude
                                             Senior Vice President and
                                                Chief Financial Officer



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